UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
February 11, 2004 (February 10, 2004)

PEERLESS MFG. CO.

(Exact name of registrant as specified in its charter)

Texas	0-5214	75-0724417

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

2819 Walnut Hill Lane, Dallas, Texas	75229

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 214-357-6181

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
Index to Exhibits
Press Release

Item 12. Results of Operations and Financial Condition

The registrant’s earnings release for the second quarter of fiscal 2004, issued February 10, 2004, is attached hereto as Exhibit 99.1 and incorporated herein by reference. This release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS MFG. CO.
By:	/s/Richard L. Travis
Richard L. Travis
Chief Financial Officer

Date: February 11, 2004

Index to Exhibits

Exhibit No.	Description
99.1	Press release dated February 10, 2004 announcing earnings for the second quarter ended December 31, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and not deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended).